Merrill Lynch Power & Gas Leaders Conference C. John Wilder Chairman and CEO September 26, 2006 Exhibit 99.1

Safe Harbor Statement
This presentation contains forward-looking statements, which are subject to various risks and uncertainties. Discussion of risks and uncertainties that could cause actual results to differ materially from management's current projections, forecasts, estimates and expectations is contained in the company's SEC filings. In addition to the risks and uncertainties set forth in the company's SEC filings, the forward-looking statements in this presentation could be affected by actions of rating agencies, delays in implementing any future price-to-beat fuel factor adjustments, the ability of the company to attract and retain profitable customers, changes in demand for electricity, the impact of weather, changes in wholesale electricity prices or energy commodity prices, the company’s ability to hedge against changes in commodity prices and market heat rates, the company’s ability to fund certain investments described herein, delays in approval of, or failure to obtain, air and other environmental permits, changes in competitive market rules, changes in environmental laws or regulations, changes in electric generation and emissions control technologies, changes in projected demand for electricity in Texas, the ability of the company to attract and retain skilled labor for planning and building new generating units, changes in the cost and availability of materials necessary for the planned new generation units, the ability of the company to manage the significant construction program to a timely conclusion with limited cost overruns, the ability of the company to implement the initiatives that are part of its performance improvement program and growth strategy, and the terms under which the company executes those initiatives, and the decisions made and actions taken as a result of the company’s financial and growth strategies.
Updates on the progress of the company’s power generation development program are expected to be provided on a quarterly basis. Today’s presentation does not include updates on the progress of the program.

Competition Across The Texas Electric Value Chain
Competition
in wholesale
markets
Competition
in retail
markets
Deregulation has created intense competition
and retail switching
Expected margins continue to remain below
those seen in other competitive markets
TXU continues to focus on delivering value to its
customers and profitably growing share
Successful generation construction requires high
performance across the entire value chain
TXU has developed a scaled program needed to
execute in this complex environment
It is unlikely that other developers will build in the
near term

ERCOT Requires New Baseload Generation To Meet The Needs Of A
Rapidly Growing Economy And Aging Generation Fleet
16
30
36
27
25
17
16
15
11
9
7
5
00 02 04 06E 08E 10E
6.3
5.7
5.2
2.4
2.0
2.0
1.4
1.1
0.9
1.1
CA TX FL AZ GA NC VA NV WA MD
…and stressing an aging generation fleet
ERCOT generation fleet age
06; Percent of generation capacity
35%
16%
6%
2%
22%
19%
>50yrs
<10yrs
10-20yrs
21-30yrs
31-40yrs
41-50yrs
100% = 78 GW
…that will deplete the current reserve margins…
ERCOT reserve margins
00-11E; Percent
Texas has a rapidly growing population…
Total population growth
05-15E; Millions of people
…continuing to keep gas on the margin…
06; Percent of time gas on the margin
92
80
79
58
47
40
90+
27
FRCC ERCOT WECC NEPOOL Entergy SPP PJM VACAR

Failure to execute along any one of these dimensions
can lead to significant value destruction
Value creation
through
new build
Construction
Scale is necessary to
negotiate the tight
world-wide markets
for raw materials and
labor
Operations
Value creation
requires consistent
top decile operations
across reliability and
cost
Fuel sourcing
Long-term off-take
Hedging/long-term PPA’s
are necessary to stabilize
cash flows to raise capital
and lock in value
Tight rail fundamentals
require long-term scale
purchases to negotiate
economic rates
Successful Execution Of A New Generation Facility Requires High
Performance Across The Entire Value Chain

Competition For New Generation Spans Not Only Across Regions, But
Across The World
Net new coal generation capacity
05-10E; Percent
Over the next 5 years, more than 90% of total coal
generation development will be built outside of the U.S.
Source: EIA
15
5
60
20
China
India
U.S.
Other
100%= 183 GW

~1,100
1,450
1,518 1,576
1,576
1,600
1,635
1,733
1,850
It Is Very Difficult For Sub-Scale Builders To Drive Down Cost And
Shorten Schedule…
Recent
anecdotes
SCPC construction cost estimates/targets
05-06; $/KW
A B C D E F G
Time from
permit to
online
39 45 53 54 59 47 -
Recent evidence suggests cost escalations
of up to 67% from initial estimates
TXU
reference
plant target
30-32

… And To Negotiate Economic Rail Rates, Especially With Captive Rail
21
26
27
34
48
Powder River Basin (PRB) coal consumption
05; Million tons
1 TXU includes current consumption, expected fuel switching and planned ERCOT PRB reference plants.
Source: MSHA and commercial information, CURE
TXU
1
Ameren
AEP
Southern
Xcel
TXU will become the largest shipper of PRB coal
and can have dual rail access at all units
Implications of captive rail
01; $/ton
44
18
48
59
18
8
20
25
Farming
Coal
Chemicals
Lumber
Captive
Non-
captive

High Performance Operations Are Needed To Drive Down The Total
Cost Of Production
Lignite operations performance
1
03-08E; Mixed measures (n=140)
4
th
Quartile 3
rd
Quartile Median 1
st
Quartile Top
08E 03
Capacity factor
(%)
58.6 68.7
76.2
96.3 15.65
05
84.6
#14
89.8
#4
92
Non-fuel O&M
($/MWh)
3.35
#34
3.53
#37
2.60
44.56 6.22 4.47 3.52 1.92
Every 1% improvement in capacity factor is worth $27/KW of value
Every $1/MWh reduction in non-fuel O&M is worth $68/KW of value
1
Normalized for scrubbing and fuel type

Taken Together, TXU Will Be Able To Provide Lower Cost Power Than
Its Competitors
The TXU model provides a ~$19/MWh all-in cost
advantage over the typical developer
Breakeven power price
06E; Index (TXU=1.00)
1.00
1.46
0.11
0.09
0.06
0.20
TXU reference
plant
Capital cost
disadvantage
Operational
disadvantage
Build schedule
disadvantage
Typical
competitor
plant
Fuel
disadvantage

Liquidity of NYMEX gas market
06-12; Average daily contract transactions
9,750
7,550
3,000
1,025
975
350
0
The Shorter Construction Timeline Allows TXU To Access The
Forward Gas Market To Economically Hedge Output
06
The drop off in liquidity makes it difficult for a plant coming online in 2012 or later to materially hedge its output through the NYMEX market
07 08 09 10 11 12
All TXU
plants online
Competitor
plants online
DevCo position
relative to total
market (Percent)
1.7 2.3 5.5 16.1 16.9 47.1 n/a

Based Upon A Shorter Construction Schedule And Lower Costs Of
Production, TXU Is The Natural Provider For Long-Term PPAs In Texas
Incremental Texas municipal and cooperative load
05-15E; Percent
TXU expects to sell forward approximately 75%
of the incremental municipal and cooperative load
31%
42%
27%
Active negotiations
Targeted demand
Demand not targeted
(n=15 counterparties)
100% = 3.6 GW

TXU’s development strategy significantly decreases the risks associated with high capital cost, long lead-time coal generation investments
Distribution of value
06; Percent of trials
NPV
06; $ millions
P (NPV < 0) = 75%
P (NPV < 0) = 5%
TXU reference plant Typical developer
0
The Combination Of Superior Performance And Ability To Hedge Will
Make TXU’s Investment Thesis Attractive To Both Debt And Equity
Investors

Competition Across The Texas Electric Value Chain
Competition
in wholesale
markets
Competition
in retail
markets
Deregulation has created intense competition
and retail switching
Expected margins continue to remain below
those seen in other competitive markets
TXU continues to focus on delivering value to its
customers and profitably growing share
Successful generation construction requires high
performance across the entire value chain
TXU has developed a scaled program needed to
execute in this complex environment
It is unlikely that other developers will build in the
near term

Net incumbent switch rates
Aug 06; Percent of load
1
73
82
32
7
19
Net residential incumbent switch rates
Oct 05-Aug 06; Percent of load
1
32
8
10
3 3
0.3
0.0
TX MA NY CT PA DC MD OH CA NJ
2 2
0.3
1 Texas data as of 08/31/06 per ERCOT - business switching reflects load whereas residential reflects customer counts; NJ as of 7/06 from NJ Board of Public Utilities;
PA as of 10/05 from PA PUC; data for other states from July/August 06 KEMA Retail Energy Foresight Report and ranges from 3/31/06-7/21/06. Ohio excludes load attributable to municipal aggregation per OPUC August 2005 report.
Source:  KEMA, FCC, CERA, NJ Board of Public Utilities, Ohio PUC, ERCOT, Texas PUC 2003 Scope of Competition Data Responses
ERCOT retail switching
Large
Business
Small-Med
Business
Residential
TX Local
phone after 4
years
Long
distance
after 4 years
The Texas Electric Retail Market Has Seen Significant Switching,
Making Texas The Only Functioning Competitive Retail Market
4.6X local phone
1.7X long distance
“I know of no
society that has
been marked by a
large measure of
political freedom,
and that has not
also used
something
comparable to a
free market to
organize the bulk
of economic
activity.”
Milton Friedman
10X the nine region average

Competition Continues To Maintain Forward Margins At Levels Below
Those Seen At Market Open
1 Based on a residential customer with 1,500kWh average usage per month and PUC standard load profile; energy cost based on NYMEX 12-month strip
2 NYMEX closing prices as of 9/15/06
North Texas incumbent retail net margins
1
02-07E; Index (1/1/02=1.0)
07E Before 10/05
filing
Retail market
open (1/1/02)
Post 10/05
filing
NYMEX Gas
Fuel factor
gas
1.0
-1.3
-0.1
0.9
$7.99
2
$11.53
$11.53
$11.53
$11.53
$7.87
$3.11
$3.11

North Texas Has The Most Competitive Rate Structure…
CPL First
Choice
2
TXU
Energy
Reliant WTU
14.7
14.6
Annualized Price to Beat
1
06; Cents/kWh
16.2
19.0
17.5
Incumbent
customers
4
(Thousands)
13.2
14.0
16.0
3
16.3
3
15.4
Best available price
from incumbent
TXU Energy leads the industry by providing both the lowest PTB and the lowest best available price among incumbents in their historical service areas
1,823 129 1,222 429 89
1 Annualized residential price at 1,500 kWh average monthly usage pattern based upon PTB in effect as of 9/21/06.
2  First Choice Power has filed for a PTB fuel factor adjustment that will result in a lower PTB if approved by the PUCT.
3 Existing residential customers as of 6/30/06 began paying this price on 7/1/06.
4 As of 12/31/05 per PUCT.
Source:  PUCT, TXU Energy

12
13
14
15
16
17
18
19
Residential single family offers from incumbent providers
1
06; Cents/kWh
Average Undiscounted PTB 16.4 cents/kWh
TXU continues to focus on delivering its customers
the most value at the lowest price
… And TXU Energy Offers 10 Of The 11 Lowest Single Family Prices
Among Incumbents In Their Historical Areas
TXU
PTB
CPL
PTB
3
WTU
PTB
3
RRI
PTB
FC
PTB
2
1 For residential customers with an average usage of 1,500 kWh per month (average for single family), excluding any applicable one-time incentives. Time periods for prices and offers shown vary. Shows all known offers currently available for customer enrollment by incumbent providers in their historical service areas including renewable products as of 9/22/06. TXU Energy low income discount funded by TXU Energy.
2 First Choice Power has filed for a PTB fuel factor adjustment that will result in a lower PTB if approved by the PUCT.
3 Denotes full, undiscounted Price to Beat. CPL and WTU provide existing Residential customers as of 6/30/06 a discounted PTB (Direct Electricity Plan ) which is priced at 16.0 and 16.3 cents/kWh respectively in the two service areas. Both price points are included on the chart.
tm

TXU Continues To Deliver Its Customers Superior Service And Value
8.2
3.0
Apr 06 Jul 06
TXU continues to improve the value it delivers to its customers
Relative customer satisfaction with ERCOT retail providers in incumbent territory
06; Ratio of very satisfied responses/very unsatisfied responses
3.7
3.0
Apr 06 Jul 06
4.7
2.8
Apr 06 Jul 06
5.5
3.1
Apr 06 Jul 06
Relative customer value from ERCOT retail providers in incumbent territory
06; Ratio of excellent and very good responses/poor responses
3.3
2.3
Apr 06 Jul 06
4.0
2.1
Apr 06 Jul 06
TXU Incumbent A Incumbent B
TXU Incumbent A Incumbent B

Competition Across The Texas Electric Value Chain
Competition
in wholesale
markets
Competition
in retail
markets
Deregulation has created intense competition
and retail switching
Expected margins continue to remain below
those seen in other competitive markets
TXU continues to focus on delivering value to its
customers and profitably growing share
Successful generation construction requires high
performance across the entire value chain
TXU has developed a scaled program needed to
execute in this complex environment
It is unlikely that other developers will build in the
near term